DIREXION SHARES ETF TRUST

Direxion Daily 20+ Year Treasury Bear 3X Shares (TMV)
Direxion Daily Emerging Markets Bull 3X Shares (EDC)
Direxion Daily Financial Bull 3X Shares (FAS)
Direxion Daily Latin America Bull 3X Shares (LBJ)
Direxion Daily Real Estate Bear 3X Shares (DRV)

Supplement dated October 4, 2011 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 13, 2011, as last supplemented on September 21, 2011

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a reverse split of the issued and outstanding shares of the Direxion Daily 20+ Year Treasury Bear 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares (collectively, the “Funds”).

After the close of the markets on Wednesday, November 9, 2011 (the “Record Date”), each Fund will affect a one for five reverse split of its issued and outstanding shares.  As a result of this reverse split, every five shares of the Funds will be exchanged for one share.  Accordingly, the total number of the issued and outstanding shares for each Fund will decrease by approximately 80%.  In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately five-times higher for each of the Funds.  Shareholders of record on the Record Date will participate in the reverse split.  Shares of the Funds will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on Thursday, November 10, 2011 (the “Effective Date”).

The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split.  The tables below illustrate the effect of a hypothetical one for five reverse split anticipated for the Funds, as applicable and described above:

1 for 5 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	24	$50	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly.  DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder of the Funds’ shares potentially could hold a fractional share.  However, fractional shares cannot trade on the NYSE Arca.  Thus, each Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date.  Such redemption may have tax implications for those shareholders and a shareholder could recognize gain or loss in connection with the redemption of the shareholder’s fractional shares.  Otherwise, the reverse split will not result in a taxable transaction for holders of the Funds’ shares.  No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse split, the Funds will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.”  Thus, each Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

*           *           *           *           *

Please retain a copy of this Supplement with your Prospectus

DIREXION SHARES ETF TRUST

Direxion Daily Russia Bull 3X Shares (RUSL)

Supplement dated October 4, 2011 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 13, 2011, as last supplemented on September 21, 2011

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a reverse split of the issued and outstanding shares of the Direxion Daily Russia Bull 3X Shares (the “Fund”).

After the close of the markets on Wednesday, November 9, 2011 (the “Record Date”), the Fund will affect a one for three reverse split of its issued and outstanding shares.  As a result of this reverse split, every three shares of the Fund will be exchanged for one share.  Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by approximately 66%.  In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately three-times higher for the Fund.  Shareholders of record on the Record Date will participate in the reverse split.  Shares of the Fund will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on Thursday, November 10, 2011 (the “Effective Date”).

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split.  The tables below illustrate the effect of a hypothetical one for three reverse split anticipated for the Fund, as applicable and described above:

1 for 3 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	40	$30	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly.  DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share.  However, fractional shares cannot trade on the NYSE Arca.  Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date.  Such redemption may have tax implications for those shareholders and a shareholder could recognize gain or loss in connection with the redemption of the shareholder’s fractional shares.  Otherwise, the reverse split will not result in a taxable transaction for holders of the Fund’s shares.  No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse split, the Fund will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.”  Thus, the Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

*           *           *           *           *

Please retain a copy of this Supplement with your Prospectus